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Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

        In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") by META Group, Inc. (the "Company"), each of the undersigned hereby certifies that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALFRED J. AMOROSO Alfred J. Amoroso President and Chief Executive Officer
/s/ JOHN W. RILEY John W. Riley Vice President and Chief Financial Officer
Dated: March 29, 2004

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  Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002